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                                                                    Exhibit 32.1

                                  CERTIFICATION

            Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Elcom International, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-QSB.

Dated: July 26, 2004                              /s/ Robert J. Crowell
                                                  ---------------------
                                                  Robert J. Crowell
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)